UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2019

INTERNATIONAL BANCSHARES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Texas	000-09439	74-2157138
(State or other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

1200 San Bernardo, Laredo, Texas	78040-1359
(Address of principal executive offices)	(ZIP Code)

(Registrant’s telephone number, including area code) (956) 722-7611

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $1.00 par value	IBOC	NASDAQ

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below);

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 250.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(d)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 7, 2019, International Bancshares Corporation (“IBC”) issued a news release announcing Mr. Rudolph M. Miles’ appointment to IBC’s Board of Directors (the “Board”), effective August 6, 2019, to fill the vacancy created by Peggy J. Newman’s recent retirement.  The Board unanimously voted to appoint Mr. Miles as a new director of IBC after recommendation from the Board’s Nominating Committee.

Mr. Miles graduated from the University of Texas — El Paso while working full time.  In 1972, Mr. Miles received his U.S. Customs Brokerage License, and from 1972 until 1984, he initiated and helped manage Miles Transportation Distribution, Twin City Services, Inc., Integrated Personnel Services, Inc., and Herman Miles Trucking, Inc.  In 1984, Mr. Miles helped form Miles Group, Inc., which was founded to consolidate most of the aforementioned companies, and was later acquired by U.P.S.

Mr. Miles served as a director of IBC’s subsidiary bank, Commerce Bank, from October 1999 until June 2019.  Also, over the course of his career, Mr. Miles has worked with the following companies and held the following positions:  Miles Group, Inc. (President); Rudolph Miles & Sons, Inc. (President); Miles Transportation & Distribution, Inc. (President); Integrated Personnel Services, Inc. (President); and First City National Bank, El Paso, Texas (Director).

Over the years, Mr. Miles has also participated in the following civic and trade organizations and held the following positions:  Laredo Country Club (President and Board of Governor); Laredo Manufacturer’s Association (Director); Laredo Chamber of Commerce (Director); Laredo Development Foundation (Director); El Paso Jr. Chamber of Commerce (President and J.C.I Senator); El Paso Traffic Club (President); El Paso Foreign Trade Association (President); U.S. Custom’s Broker Association (President); Southern Border Broker Association (Director); El Paso Chamber of Commerce (Director); and First Leadership Class (Graduate).

Mr. Miles has spent the last 17 years investing in real estate ventures with his brothers and other associates.

Mr. Miles will serve as a committee member on the Asset/Liability, Investment, Balance Sheet Management, Funds Management/Liquidity Interest Rate Risk Committee and Profit Sharing Plan Committee of IBC’s Board.

There was no arrangement or understanding between Mr. Miles and any other person pursuant to which Mr. Miles was selected as a director.

Mr. Miles and members of his immediate family and the companies with which they are associated were customers of, and had banking transactions with, IBC’s subsidiary banks in the ordinary course of the subsidiary banks’ business during 2017, 2018 and 2019, and IBC anticipates that such banking transactions will continue in the future.  All loans and commitments to loan included in such banking transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to IBC, and all of such indebtedness is fully performing and complies with Federal lending restrictions included in Section 22(h) of the Federal Reserve Act (12 U.S.C. 375b).  The indebtedness, in the opinion of IBC’s management, did not involve more than a normal risk of collectability or present other unfavorable features.

Mr. Miles will receive the standard compensation provided to IBC’s non-employee directors, the details of which are as follows:

•                  compensation for their services as directors of IBC in the amount of $1,000 for each IBC Board meeting and $400 for each meeting of a Board committee they attend.  Occasionally, Board meetings are held by telephone conference and they will not be paid for those meetings; and

•                  compensation for their services as director of a subsidiary bank in the amount of $1,000 for each board meeting and $400 for each meeting of a board committee of each bank that they attend; and

•                  potentially, a discretionary year-end payment, which historically has been approximately $5,000; and

•                  no stock options, equity-based awards, or other forms of non-equity incentive plan compensation are granted in connection with their service as members of IBC’s Board or as members of the Laredo Bank’s board of directors.

The news release announcing the director appointment described in Item 5.02(d) above attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2019, International Bancshares Corporation’s (“IBC”) Board approved the (i) dissolution of the Long-Term Redistricted Stock Unit Plan Committee; and (ii) termination of IBC’s 2009 International Bancshares Corporation Long-Term Restricted Stock Unit Plan.

All of the information furnished in Item 8.02(d) and Item 8.01 of this report and the accompanying exhibit is also intended to be included under “Item 7.01 — Regulation Fair Disclosure” and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, is not subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

99                                  News Release of International Bancshares Corporation dated August 7, 2019 entitled, “International Bancshares Corporation Announces Appointment of New Director.”

EXHIBIT INDEX

Exhibit Number	Description

99	News Release of International Bancshares Corporation dated August 7, 2019 entitled, “International Bancshares Corporation Announces Appointment of New Director.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL BANCSHARES CORPORATION
(Registrant)

	By:	/s/ Dennis E. Nixon
Dennis E. Nixon, President and
Chairman of the Board

August 7, 2019